Investor Presentation November 2013 Exhibit 99.2

Safe Harbor Statements 1 Forward-Looking Statements Statements contained in this presentation that state the Company’s or management’s expectations or predictions of the future are forward- looking statements are intended to be covered by the safe harbor provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. The words “believe,” “expect,” “should,” “intends,” “estimates,” and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see CST Brands’ filings with the Securities and Exchange Commission (“SEC”), including the Risk Factors in our most recently filed Quarterly Report on Form 10-Q or Registration Statement on Form S-1, as amended, each as filed with the SEC and available on CST Brands’ website at www.cstbrands.com. If any of these risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what we projected. Any forward-looking statement you see or hear during this presentation reflects our current views as of the date of this presentation with respect to future events. We assume no obligation to publicly update or revise these forward-looking statements for any reason, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures To supplement our consolidated and combined financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and to better reflect period-over-period comparisons, we use non-GAAP financial measures that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure, calculated and presented in accordance with GAAP. Non-GAAP financial measures do not replace and are not superior to the presentation of GAAP financial results, but are provided to improve overall understanding of our current financial performance and our prospects for the future. We believe the non-GAAP financial results provide useful information to both management and investors regarding certain additional financial and business trends relating to financial condition and operating results. In addition, management uses these measures, along with GAAP information, for reviewing financial results and evaluating our historical operating performance. The non-GAAP adjustments for all periods presented are based upon information and assumptions available as of the date of this presentation. The non-GAAP information is not prepared in accordance with GAAP and may not be comparable to non-GAAP information used by other companies. Information regarding the non-GAAP financial measure referenced in this presentation, including the reconciliation to the nearest GAAP measure can be found in our financial results press releases, available on our web site: www.cstbrands.com.

CST Brands Overview & Update • One of the largest independent retailers of convenience merchandise and services and transportation fuels in North America • Strong urban footprint of 1,900 retail sites in the U.S. and Canada with a concentration in growing markets – TTM(1) revenue of $13.0 billion – TTM(1) Pro Forma Adjusted EBITDA(2) of $387 million – 8 million gallons of fuel sold per day – Serve approximately 10 million customers per week • Spun-off from Valero Energy Corporation on May 1, 2013 – 80% of equity value was distributed to Valero shareholders – Began Trading on the NYSE on May 2, 2013 – Put in place attractive capital structure with ample liquidity – Generated nearly $300 million of cash with new Valero fuel payment terms during nine months ended September 30, 2013 • Initiated dividend on September 12, 2013 – Board of Directors declared a quarterly cash dividend of $0.0625 per share payable October 15, 2013 to holders of record as of the close of business on September 30, 2013 • Significant progress on reducing / eliminating transition services from Valero 2 (1) Trailing 12 months ended September 30, 2013 (2) Pro Forma Adjusted EBITDA is a non-GAAP financial measure. See reconciliation on Slide 32.

Executing on Post-Spin Strategy • Establishing our CST Culture • Developing our Corner Store brand – Taking steps to increase visibility and grow our store brand, both on-site (signage, canopies) and in our communities (media, sponsorships, community involvement, etc.) • Pricing our Fuel – As a stand alone retail company, our priorities have shifted from a fuel volume maximization strategy to one focused on expanding our fuel gross profit dollars and optimizing in-store customer traffic • Growing our Wholesale Business – We continue to look for opportunities to expand our Canadian Wholesale business while establishing a wholesale fuel distribution business in the U.S. • Executing on Expansion Growth – Opened 17 new stores through October, including our largest Corner Store to date – 10,100 square feet in Three Rivers, TX (over Eagle Ford Shale) • Targeting to open 4-5 more stores in U.S. and Canada prior to year end • New stores generate significantly higher fuel and inside store sales than our legacy stores 3

Investment Highlights 4 1. Robust and Growing Industry •Impressive industry performance even during recessions with less vulnerability to online retail pressures than other retail sectors 2. Geographically Diverse and Highly Attractive Store Footprint •Strong urban footprint in the U.S. and Canadian markets with a concentration in growing markets 3. Strong and Stable Operating Performance and Free Cash Flow •Ability to generate capital to support organic growth goals 4. Strong Brand Equities •Proprietary and licensed brands including Corner Store, Valero, Ultramar, Subway, Fresh Choices, etc. 5. Significant Real Estate Ownership •Own 79% of Company Operated locations in the U.S. and Canada 6. Experienced and Deep Management Team •Management team has an average of 27 years of relevant experience 7. Well Positioned for Growth •Merchandise margin growth with food service enhancements, private label programs and efficient merchandise logistics. Proven, successful NTI program drives growth in market share. Potential wholesale business and bolt-on acquisitions 8. Appropriate Capital Structure and Strong Liquidity •Available liquidity of over $600 million Compelling, Profitable Growth Opportunity

Robust and Growing Industry • C-stores are a leader in the retailing industry – C-stores represent 36% of all sites in the brick-and-mortar retail environment – Prime locations will benefit C-store industry in spite of increasing competition from other retail formats – When compared to grocery and drug stores, C-store channel is the only one that enjoyed dollar sales and unit growth in 2012 – C-stores still hold strong foothold with tobacco sales • Despite recent entrance of competition into this space, C-stores have a long history of selling this product efficiently due to their ability to offer a wide variety of brands, quick service and prime locations • C-stores still hold a dominant share of the motor fuels retailing market – While fuel consumption has been on a decline since 2007 due to a variety of economic and structural factors, the domestic energy boom will continue to provide ample fuel supply • Favorable demographic shift occurring nationwide – C-store consuming Hispanic population is projected to increase by 33% by 2020 – Convenience-seeking “Millennials” are expected to outspend “Baby Boomers” by 2017 • C-store industry remains very fragmented – 123,000 convenience stores selling fuel in the U.S., with more than 58% being single-store operators Source: National Association of Convenience Stores, Convenience Store News 5

Geographically Diverse and Highly Attractive Store Footprint Canada Segment U.S. Segment Montreal CST Service Center Ontario 19 89 Quebec 174 314 Atlantic 75 92 CO 158 CA 83 AZ 63 NM 38 OK 2 TX 634 AR 29 3 LA 30 WY 4 Retail: 1,041 Wholesale/Dealer/Agent: 3 Retail: 268 Wholesale/Dealer/Agent: 495 Population Growth 2011–2021 (2) Population Growth 2011–2021 (1) 86.1% of CST’s U.S. stores (1) Data from IHS Global Insight (2) Data from Ontario Population Projections Update, 2011–2036; Ontario Ministry of Finance, Spring 2012 Institut de la statistique du Québec, Perspectives démographiques du Québec et des régions, 2006-2056. 15.4% 6.1% 60.6% 0.4% 3.6% 17.3% 16.7% 15.5% 9.1% 7.9% 7.8% Texas Arizona Colorado New Mexico Wyoming US Average 18.0% 17.0% 11.0% Ottawa Toronto (GTA) Montreal (GMA) 6 San Antonio CST Service Center As of September 30, 2013 As of September 30, 2013

Leading positions in insulated market providing strong and stable free cash flow generation • 763 sites fuel under the Ultramar brand – 268 company operated (fuel and merchandise) – 495 retail sites that are dealer/agent operated (fuel only) • Averaged 3,292 gallons of fuel sold per site per day through first three quarters of 2013 (includes Cardlock business) • Averaged $2,887 in merchandise and other sales per site per day through first nine months 2013* • A majority of company operated retail sites are located in growing metropolitan areas – Urban markets are characterized by relatively low volatility in fuel margins and high barriers to entry • Fuel margins in eastern Canada are typically 7 – 10 cpg higher than in the U.S. – Large concentration of stores with lower fuel volume throughput demand a higher per gallon margin to economically support the business Strong presence in attractive and growing markets in the Southwestern U.S. • 1,041 company-operated retail sites under the Corner Store brand with average store size of 2,200 sq ft • Averaged 5,045 gallons of fuel sold per site per day through first nine months 2013 • Averaged $3,578 in merchandise and other sales per site per day through first nine months 2013 • 61% of CST’s U.S. stores are in Texas – Highest annual job growth (over 250,000 annually) – Benefitting from increased oil and gas industry activity • Established supply chain with state-of-the-art, dedicated retail distribution center • Strong focus on food service and private label programs Geographically Diverse and Highly Attractive Store Footprint 7 Retail Canada Retail U.S. Note: Store count is as of September 30, 2013 *Excludes Home Heat

Strong Brand Equities Licensed Brands Proprietary Brands 8

81% 72% 79% 52% US Canada Consolidated Other Public Retail Pure-plays Significant Real Estate Ownership 9 • Ownership mitigates impact of lease risks – Provides flexibility of use – No “rent creep” – Potential for long-term increase in value – No risk of losing best locations to lease expirations – Provides financing flexibility • Leases typically include rent increases at the rate of inflation or higher – Fixed costs increase every year as rent increases – Leases eventually expire leaving the tenant subject to renegotiation risk % of COOP with CST Real Estate Ownership Source: Company data and public filings. (1) Includes Casey’s, Couche-Tard, Pantry and Susser (1)

Experienced and Deep Management Team 10 Kim Bowers President & Chief Executive Officer 22 Years Industry Experience Christian Houle SVP – Canada 37 Years Industry Experience Stephane Trudel VP – Canada 22 Years Industry Experience Cindy Hill SVP & General Counsel & Corporate Secretary 26 Years Industry Experience Clay Killinger SVP & Chief Financial Officer 30 Years Industry Experience Jeremy Bergeron VP & Treasurer 20 Years Industry Experience Kevin Sheehan VP of Internal Audit and Risk Management 32 Years Industry Experience Lulu Olson VP , Tax 29 Years Industry Experience Tammy Floyd VP & Controller 19 Years Industry Experience Hal Adams SVP & Chief Marketing Officer 27 Years Industry Experience Henry Martinez SVP of Human Resources 20 Years Industry Experience Steve Motz SVP & Chief Development Officer 30 Years Industry Experience James Maxey VP & Chief Information Officer 26 Years Industry Experience Paul Clark VP of Construction and Maintenance 25 Years Industry Experience Tony Bartys SVP & Chief Operating Officer 27 Years Industry Experience Dave Mock VP , Regional Retail Operations 23 Years Industry Experience Jeff Truman VP , Regional Retail Operations 28 Years Industry Experience Pete Linton VP , Regional Retail Operations 36 Years Industry Experience

Growth Strategy 11 Business Line Expansion • Leverage fuels experience to develop wholesale distribution network in the U.S. • Complements fuel-only Dealer/Agent network in Canada Business Enhancements & Margin Growth • Continue growth of in-store margin through further expansion of food service, and higher margin offerings provided by new, large format stores •Maximize fuel margin opportunities by pricing as an independent retailer • Continue to develop and refine private label product offering to drive consumer volume and loyalty • Leverage supply chain platform to support growth initiatives Unit Growth Acceleration •Ramp up large format growth through successful New to Industry (NTI) builds •Further grow square footage and expand food offerings by performing Raze and Rebuilds on exceptional lots •Participate in the C-store consolidation by selectively acquiring businesses, now with an even greater opportunity as an independent retailer - Leverage our scale and distribution capabilities

Merchandise Growth Drivers in Place Growing Food Service Business  Significant growth opportunity  Grow immediate consummables / snackable business  Growth through proprietary food programs (breakfast and lunch programs)  Growth through branded food programs such as Subway and Country Style Strong Core Categories  Continue to drive sales around core categories  Leverage CST’s high customer counts to build core category sales  Leverage CST’s network volumes to achieve lower cost of goods Private Label Program Development  Provides gross profit growth  Delivers value to and increases loyalty from consumers  Private label volume provides leverage over national brands Efficient Supply Chain  Strong relationship with distributors  Strong central merchandising group that leverages technology to enhance productivity and optimize costs  Increases store inventory turns  Significant benefits achieved through our Texas distribution center 12

Successful New-To-Industry (NTI) Growth • Developed a new store format to meet the growing needs of the growing convenience store consumer and emphasize higher margin offerings • Goals of the new format: – Develop an open, attractive, modern store that appeals to wide demographics – Significantly expand food offering – Provide large refreshment presentation – Highlight private label offerings – Expand parking – Attractive exterior, allowing us to meet aesthetic requirements of any community – Quality built for sustainability and growth 13 U.S. NTIs Canada NTIs • 4,650 or 5,650 sq ft design • Land investments have averaged $1 - $1.5 million • Construction Investments have averaged $3 - $5 million • 3,000 sq ft design • Land investments have averaged $1 - $1.3 million • Construction Investments have averaged $3 - $4 million

Successful NTI Growth 14

Successful NTI Growth 15

• NTI growth has increased in recent years in the U.S. and Canada – Expect to build more NTIs in 2013 and 2014 than were built in prior 5 years combined • Raze & Rebuilds (R&Rs) – Although not considered a “New to Industry” site, we continue to invest in properties that are on exceptional lots with our NTI store design – On average, R&Rs increase store square footage size by over 150%, allowing for expanded food offerings 2009 2010 2011 2012 2013E Canada R&R Growth 2 3 5 2 2 Canada NTI Growth 3 2 3 5 7 US R&R Growth 0 1 1 2 4 US NTI Growth 4 7 6 11 15 0 5 10 15 20 25 30 Successful NTI Growth 16 CST NTI + R&R Unit Growth

Maximizing Cash Flow From Our Legacy Stores

- **While limited in square footage, Legacy Stores generate a significant amount of cash flow from well-maintained assets**
- **Legacy Store advantages:**
  - High-trafficked, "A" rated corner lots
  - Tenured managers and store employees serving loyal customers in mature, well-populated neighborhoods
  - Significant fuel volume
  - Low operating expenses
  - High-percentage of owned real estate
  - Strong inside gross profit dollars, despite limited square foot space available
    - Expanded food service, where possible
    - Private label offerings
    - Favorable contribution from other services, including ATM, Car Wash, Redbox®, etc.



North American Publicly Traded C-Stores
Most Recent Fiscal Year Merchandise & Other Profit per Square Foot
Most Recent Fiscal Year Consolidated EBITDAR per Square Foot
$189
$135
$183
$101
$178
$68
$133
$61
$134
Susser
Casey's
Pantry
Couche-Tard (North America)

	CST	Susser	Casey's	Pantry	Couche-Tard (North America)
Company Operated Store Count:	1,299	559	1,749	1,578	6,094
Sq. Ft. Per Store:	2,129 sq. ft.	3,600 sq. ft.	2,729 sq. ft.	2,900 sq. ft.	2,750 sq. ft.

Notes: Merchandise and other profit per square foot is before credit card fees. Excludes Canada home heat.

Source: Most recent fiscal year SEC filings. EBITDAR for Susser was increased by 3 cpg in 4Q12 to account for Susser Petroleum Partners gross profit markup. Impairment charges were excluded for Stripes and Pantry. Couche-Tard has been adjusted to reflect North American operations only, but Couche-Tard does not segment report EBITDAR.

17

30% 28% 24% 13% 6% ATM Lottery Car Wash Miscellaneous Money Orders Financial Metrics – U.S. Segment $3,347 $3,477 $3,517 $3,493 $3,578 31.1% 32.0% 32.6% 33.5% 32.9% 2009 2010 2011 2012 9 Months 2013 Merch. & Other Sales (PSPD) Merch. & Other Gross Margin U.S. Merchandise & Other Sales and Margin % 18 Note: Merchandise & Other Sales includes all non-fuel sales and are before credit card fees. Other Category Sales only include net revenue earned. (Sales per store per day) 4,983 5,086 5,059 5,083 5,045 $0.109 $0.126 $0.131 $0.147 $0.130 2009 2010 2011 2012 9 Months 2013 Fuel Volume (Gallons PSPD) Fuel Margin U.S. Fuel Volume and CPG Margin Note: Fuel margins are net of credit card fees, and prior years are adjusted for commercial agreements. (Gallons per store per day) U.S. Legacy & NTI Other Category Sales 32% 18% 16% 12% 13% 9% Cigarettes Alcohol Beverages Miscellaneous Snacks/Gum/Candy Food Service 9 Months 2013 Legacy Stores Legacy Stores Note: Other Category Sales only include net revenue earned. U.S. Legacy & NTI Merchandise Category Sales 21% 18% 17% 14% 11% 18% 9 Months 2013 NTI Stores NTI Stores 19% 18% 51% 11% 2%

50% 11% 10% 12% 8% 9% Cigarettes Alcohol Beverages Miscellaneous Snacks/Gum/Candy Food Service 13% 24% 54% 7% ATM Lottery Car Wash Miscellaneous 8% 16% 73% 3% Financial Metrics – Canada Segment $2,457 $2,867 $2,997 $2,967 $2,887 34.2% 35.1% 34.5% 34.4% 32.1% 2009 2010 2011 2012 9 Months 2013 Merch. & Other Sales (PSPD) Merch. & Other Gross Margin Canada Merchandise & Other Sales and Margin % Note: Merchandise & Other Sales includes all non-fuel sales, does not include Home Heat or Wholesale, and are before credit card fees. Other Category Sales only include net revenue earned. (Sales per store per day, U.S. $) 3,086 3,223 3,320 3,340 3,292 $0.195 $0.224 $0.259 $0.233 $0.240 2009 2010 2011 2012 9 Months 2013 Fuel Volume (Gallons PSPD) Fuel Margin Canada Fuel Volume and CPG Margin Note: Fuel margins are net of credit card fees, prior years are adjusted for commercial agreements, and include Cardlock motor fuel sales. (Gallons per store per day) Canada Legacy & NTI Other Category Sales 19 46% 10% 13% 12% 9% 9% 9 Months 2013 NTI Stores NTI Stores Note: Other Category Sales only include net revenue earned. Canada Legacy & NTI Merchandise Category Sales 9 Months 2013 Legacy Stores Legacy Stores

Strong & Stable Financial Performance 20 $39 $67 $91 $114 $165 $25 $38 $39 $42 $55 $64 $105 $130 $156 $220 2009 2010 2011 2012 2013E U.S. Canada $5,311 $6,183 $7,557 $7,907 $7,861 $3,469 $4,188 $5,306 $5,228 $5,050 $8,780 $10,371 $12,863 $13,135 $12,911 2009 2010 2011 2012 TTM-3Q13 U.S. Canada Historical Operating Revenue Historical Capital Expenditures ($ in millions) ($ in millions) (1) Pro Forma Adjusted EBITDA is a non-GAAP financial measure. See reconciliation on Slide 32. (2) TTM-3Q13 includes corporate expense adjustment of $2M for presentation purposes. (3) Pro Forma Adjusted EBITDA divided by Net Assets. Fuel margins for prior years have been adjusted for commercial agreements. See reconciliations on Slide 31 & 32. (4) Peers include Casey’s, Pantry, Susser and Couche-Tard and sourced from company filings through August 31, 2013. 19% 24% 25% 26% 21% 18% 19% 19% 18% 15% 2009 2010 2011 2012 TTM-3Q13 CST Brands C-Store Peer Average Pro Forma Cash Flow Return on Net Assets (3) (4) Historical Pro Forma Adjusted EBITDA (1)(2) ($ in millions) $158 $193 $202 $241 $247 $108 $144 $173 $138 $140 $266 $337 $375 $379 $387 2009 2010 2011 2012 TTM-3Q13 U.S. Canada

Superior Cash Flow Versus Peers

Merchandise & Other Gross Margin % (Last Fiscal YE)



42.0%
36.4%
33.7%
33.7%
33.3%
Casey's
Susser
CST
Pantry
Couche-Tard (North America)

Merchandise & Other Profit per Sq.Ft. (Last Fiscal YE)

($ in millions)



$189
$183
$178
$134
$133
CST
Susser
Casey's
Couche-Tard (North America)
Pantry

Pro Forma EBITDAR per Square Foot (Last Fiscal YE) (1)

($ in millions)



$135
$101
$68
$61
CST
Susser
Casey's
Pantry

Cash Flow Return on Net Assets (Last Fiscal YE) (2)



25.5%
19.4%
15.9%
13.6%
13.0%
CST
Casey's
Couche-Tard
Susser
Pantry

Notes: All data is based on the most recent fiscal year end SEC filings. EBITDAR for Susser was increased by 3 cpg in 4Q12 to account for SUSP gross profit markup. Impairment charges were excluded for Susser and Pantry. Couche-Tard has been adjusted to reflect North American operations only (does not segment report EBITDAR). Merchandise & Other Sales for CST includes all non-fuel sales, does not include Home Heat or Wholesale, and are before credit card fees. Other Category Sales only include net revenue earned. Merchandise & Other margin % and profit are before credit card fees for all other companies. CST's 2012 EBITDAR and Cash Flow calculation has been adjusted for new commercial agreements. Cash flow return on net assets is defined as EBITDA divided by Net Assets (Total assets, less current liabilities plus current maturities of debt and capital leases).

(1) Pro Forma EBITDAR is a non-GAAP financial measure. See reconciliation on Slide 32

(2) Pro Forma Adjusted EBITDA divided by Net Assets. Fuel margins for prior years have been adjusted for commercial agreements. See reconciliations on Slide 31 & 32.

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Conservative Capital Structure with Ample Liquidity 22 (1) Pro Forma Adjusted EBITDA is a non-GAAP financial measure. See reconciliation on Slide 32. Balance Sheet as of September 30, 2013 ($ in millions) Cash & Cash Equivalents $424 Debt: 5.0% Senior Notes Due 2023 $550 Term Loan Due 2018 (effective rate of 1.93% at September 30, 2013) 494 Capital Leases (including current portion) 4 Total Debt $1,048 Net Debt 624 Total Debt / TTM Pro Forma Adjusted EBITDA (1) 2.71x Net Debt / TTM Pro Forma Adjusted EBITDA (1) 1.61x

Balanced Approach in Managing Cash Flow Cash Flow Gene ra tio n • Maintain and improve existing operations (Legacy) • NTI Greenfield Growth with proven high ROI • Opportunistic Acquisitions • Wholesale / Dealer/Agent Network Cash Flow Use s • Reinvest through NTIs, R&Rs and acquisitions • Return Cash to Shareholders through Dividends • Maintain Current Leverage – Increase debt with acquisitions – Pay down debt through term loan amortization 23

Great Recipe for Growth Strong Foundation with Opportunities, Resources & Capabilities • CST spun from Valero as an established, well-maintained, well-capitalized, efficient business with several best-in-class competencies – Significant real estate ownership – Successful private label program – Efficient supply chain – Low operating expenses – Growing food service – High-return new store format • Shifting focus from being primarily a fuel-centric business to a preferred convenience retailer • Aligning operations and reporting of Canadian and U.S. segments to leverage successes in each market • Positioned with favorable demographic trends in growing markets • Strong balance sheet allowing us to implement organic growth strategy, while still able to take advantage of acquisition opportunities • Separation from Valero is unlocking opportunities for CST’s growth 24

Appendix 25

Source: 2011 NACS State of the Industry Annual Report and U.S. Energy Information Administration for annual retail gasoline prices. Note: 1980-2006 inside sales and motor fuel sales data is an average of all stores reporting to NACS during those years while 2007- 2011 is actual same-store-sales growth. For average motor fuel volume NACS reports motor fuel sales figures only, which are divided by all grade average annual gasoline retail prices from the U.S. Energy Information Administration to estimate volume per store. Robust and Growing Industry • The convenience store industry has demonstrated consistent growth through multiple economic cycles • Growth of non-fuel revenue is a key driver of increased profit – Merchandise and food sales – ATM access, car wash facilities and other services • Volatility in fuel prices does not necessarily translate into gross margin volatility – Fuel margins tend to have less volatility than fuel prices – Relatively stable fuel volumes despite volatile retail fuel prices – Fuel margins in Canada are stronger than U.S. due to market structure and regulation • Industry NTI stores are trending toward larger formats that produce higher EBITDA than existing stores 26 $77 $8 1 $86 $10 0 $10 4 $11 2 $10 9 $11 6 $13 2 $15 1 $16 4 $16 9 $17 4 $18 2 $19 0 $19 5$89 $9 3 $10 0 $13 4 $16 5 $17 1 $18 1 $22 1 $26 3 $34 4 $40 6 $40 9 $45 0 $32 9 $38 5 $48 7 $0 $100 $200 $300 $400 $500 $600 $700 $800 198 0 198 1 198 2 198 3 198 4 198 5 198 6 198 7 198 8 198 9 199 0 199 1 199 2 199 3 199 4 199 5 199 6 199 7 199 8 199 9 200 0 200 1 200 2 200 3 200 4 200 5 200 6 200 7 200 8 200 9 201 0 201 1 Inside sales Motor fuel sales Recession The convenience stores industry has consistently grown over the past 30 years even through recessions ($ in billions) Source: 2011 NACS State of the Industry Annual Report. 0 200 400 600 800 1,000 1,200 1,400 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 Avg. fuel price Avg. fuel volume ($ per gallon) (thousands of gallons per store) Stable volumes despite price volatility U.S. Convenience Store Industry Total Sales U.S. Convenience Store Average Fuel Volume and Fuel Price

Successful Large Format Growth 27

Successful Large Format Growth 28

29 • 5650 Prototype Floor Plan Successful Large Format Growth

Fuel Margin Sensitivity to Crude Oil 30 U.S. Monthly Fuel Margin $30 $40 $50 $60 $70 $80 $90 $100 $110 $120 $130 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 $0.45 $0.50 Jan-09 Apr-09 Jul-09 Oct-09 Jan-10 Apr-10 Jul-10 Oct-10 Jan-11 Apr-11 Jul-11 Oct-11 Jan-12 Apr-12 Jul-12 Oct-12 Jan-13 Apr-13 Jul-13 CPG Fuel Margin (left axis) Brent Price (right axis) Canada Monthly Fuel Margin $30 $40 $50 $60 $70 $80 $90 $100 $110 $120 $130 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 $0.45 $0.50 Jan-09 Apr-09 Jul-09 Oct-09 Jan-10 Apr-10 Jul-10 Oct-10 Jan-11 Apr-11 Jul-11 Oct-11 Jan-12 Apr-12 Jul-12 Oct-12 Jan-13 Apr-13 Jul-13 CPG Fuel Margin (left axis) WTI Price (right axis) Note: Monthly fuel margins are net of credit card fees, exclude LIFO, and not adjusted for new commercial agreements for months prior to May 2013. Note: Monthly fuel margins are net of credit card fees, exclude LIFO, not adjusted for new commercial agreements for months prior to May 2013, and include Cardlock motor fuel sales. per bbl per bbl per gal per gal

Cash Flow Return on Net Assets 31 Year Ended December 31, TTM 2009 2010 2011 2012 09/30/13 (in millions) CST Brands Consolidated: Pro Forma Adjusted EBITDA $266 $337 $375 $379 $387 Total assets $1,580 $1,621 $1,691 $1,709 $2,322 Less: Current Liabilities(1) (177) (215) (212) (228) (512) Add: Current Maturities of Debt & Capital Leases 1 1 1 1 32 Net assets $1,404 $1,407 $1,480 $1,482 $1,842 Return on Net Assets - CST Brands 19% 24% 25% 26% 21% (1) Includes current maturities of Capital Lease obligations.

Reconciliation of Net Income to EBITDA 32 (1) Represents minimum rent expense and excludes contingent rent. U.S. Canada Consol. U.S. Canada Consol. U.S. Canada Consol. U.S. Canada Consol. U.S. Canada Corp. Consol. Net Income, as reported $78 $68 $146 $100 $93 $193 $101 $113 $214 $127 $83 $210 $111 $76 ($19) $169 Depreciation and amortization expense 71 30 101 72 33 105 76 37 113 78 37 115 84 38 $122 Asset Impairment Loss 8 5 13 2 3 5 2 1 3 - - - 2 - $2 Interest Expense, net 1 - 1 1 - 1 1 - 1 1 - 1 1 - 17 $18 Income Tax expense 45 31 76 57 40 97 59 44 103 74 31 105 62 28 $91 Adjusted EBITDA $203 $134 $337 $232 $169 $401 $239 $195 $434 $280 $151 $431 $261 $143 ($2) $402 Rent (1) 25 25 25 25 25 Adjusted EBITDAR $362 $426 $459 $456 $427 Adjusted EBITDA $203 $134 $337 $232 $169 $401 $239 $195 $434 $280 $151 $431 $261 $143 ($2) $402 Est. Comm. Agreement Adj. (26) (25) (51) (20) (24) (44) (18) (21) (39) (21) (11) (32) (6) (2) ($8) Est. Admin. Expense Adj. (19) (1) (20) (19) (1) (20) (19) (1) (20) (19) (1) (20) (6) (1) ($7) Pro Forma Adjusted EBITDA $158 $108 266 $193 $144 337 $202 $173 375 $240 $139 379 $249 $140 ($2) 387 Rent 25 25 25 25 25 Pro Forma Adjusted EBITDAR $291 $362 $400 $404 $412 2009 2010 2011 TTM September 30, 20132012